Filed pursuant to Rule 497(a)(1)
File Nos. 333-168280 and 333-172503
Rule 482 AD

New Mountain Finance Corporation Completes Initial Public Offering
NEW YORK, NY May 25, 2011

New Mountain Finance Corporation (the "Company") (NYSE: NMFC) announced today the closing of its initial offering of 7,272,727 shares of common stock at a public offering price of $13.75 per share for total gross proceeds of approximately $100 million. The Company has granted the underwriters an option to purchase up to an additional 1,090,909 shares of its common stock.  Concurrently with the closing of this offering and at the public offering price of $13.75 per share, the Company sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital, L.L.C. (an affiliate of the Company) in a separate private placement.

The Company will use all of the proceeds from this offering as well as the proceeds from the concurrent private placement to acquire common membership units from New Mountain Finance Holdings, L.L.C.  New Mountain Finance Holdings, L.L.C., in turn, intends to use the net proceeds for new investments in portfolio companies in accordance with its investment objective and strategies, the temporary repayment of indebtedness (which will be subject to reborrowing), to pay the Company’s and its operating expenses and distributions to its members and for general corporate purposes.

The joint-lead bookrunners for the initial public offering were Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated. The co-lead managers for the initial public offering were Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC.  The co-managers were Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Janney Montgomery Scott LLC.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.   The prospectus dated May 19, 2011, which has been filed with the Securities and Exchange Commission, contains this and other information about New Mountain Finance Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of common stock referenced herein, and none of these shares may be sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The offering may be made solely by means of a written prospectus, copies of which may be obtained  from Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate at 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Morgan Stanley & Co. Incorporated, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept., or by calling (866) 718-1649, or by email: prospectus@morganstanley.com.

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.  The Company will use all of the proceeds from this offering as well as the proceeds from the concurrent private placement to acquire common membership units from New Mountain Finance Holdings, L.L.C.  New Mountain Finance Holdings, L.L.C.’s investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities.  In some cases, investments may also include equity interests.  New Mountain Finance Holdings, L.L.C.’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940.

FORWARD-LOOKING STATEMENTS
Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated May 19, 2011.  New Mountain Finance Corporation undertakes no duty to update any forward-looking statements made herein.  All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Adam Weinstein, Chief Financial Officer
212-220-4247